EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        AND PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nathaniel Energy Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated: November 12, 2004      /s/ George A. Cretecos

                            -----------------------------
                            George A. Cretecos
                            Chief Operating Officer
                            (Principal Executive Officer and
                            Principal Accounting Officer)






                                  End of Filing